Intellicheck, Inc.

(NYSE American: IDN)

Non-Deal Road Show Investor Deck

10/2/2019

Safe Harbor Statement

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate“, "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company’s business model will result in positive cash flows or profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Intellicheck at a Glance

- Identity as a Service instantly authenticates ID's to stop:
  - Identity theft
  - Underage access to age-restricted products



Current primary focus is stopping identity theft in the financial services market, which we believe is the fastest path to revenue and profitability.

Key Identity Theft Statistics

- Personally Identifiable Information (PII) exposed in 2018 was up 126% over 2017
- 145 million names, social security numbers and dates of birth breached at Equifax in 2017
- In 2018, 14.4 million adult Americans had their identity stolen with losses totaling $14.7 Billion*
- Q1 2019 had a 56% increase in data breaches over Q1 2018
- The first 6 months of 2019 saw 3,800 breaches exposing 4.1 billion records

*Javelin Strategy and Research

Main Use Cases for Banks and Retailers

Credit Card Applications

The victim's stolen data used to open an account

- Estimated $3.4 Bn stolen in 2018
- Average consumer spends 300 hrs. clearing their name
- 69% of victims blame the stores and change shopping habits

Card Not Present

The victim's stolen data used where you have an account

- Estimated to cost retailers $130 Bn now through 2023

Intellicheck Growth

- Q2 2019 SaaS revenue up 79% versus Q2 2018
- 30% sequential SaaS revenue increase over Q1
- 4 Banks signed or renewed engagements since I started
- New client implementations up significantly over 2018

Completely Different Company vs Feb 2018

- 4 Major changes leading to growth. We reset:
  - Where we focus resources
  - How and to who we sell
  - Pricing model
  - Implementation

Completely Different Company vs Feb 2018

- 4 Major changes leading to growth. We reset:
  - **Where we focus resources**
    - **Financial Services – specifically targeting identity theft**
  - How and to who we sell
  - Pricing model
  - Implementation

Completely Different Company vs Feb 2018

- 4 Major changes leading to growth. We reset:
  - Where we focus resources
  - **How and to who we sell**
    - **Shift focus from Retailers to the Banks**
  - Pricing model
  - Implementation

Completely Different Company vs Feb 2018

- 4 Major changes leading to growth. We reset:
  - Where we focus resources
  - How and to who we sell
  - **Pricing model**
    - **Shift from flat per-store model to per-scan model**
  - Implementation

Completely Different Company vs Feb 2018

- 4 Major changes leading to growth. We reset:
  - ➢ Where we focus resources
  - ➢ How and to who we sell
  - ➢ Pricing model
  - ➢ **Implementation**
    - ➢ **Created a separate, professional implementation team**

Change Results - Banks

- Bank 1
  - Reference client for any prospect
  - Now working with Innovations team for new projects within the bank
  - Innovation team checked 277 fakes against the system, we caught them all

- Bank 2
  - Oldest banking client
  - Very low pricing
  - No new retailers in 2 years
  - Renegotiated contract at higher, per-scan terms
  - Intellicheck now hosting, full SaaS implementation
  - Have brought 11 retailers to on-board
    - 4 deployed, the rest with various deployment dates through Q1 2020

Change Results - Banks

- Bank 3
  - Had been selling through a 3rd party for over a year with no results
  - Went direct and closed in 6 months
  - Charged for custom development
  - Paying monthly SaaS subscription fees
  - Working to deploy their 4 largest retailers
  - Bank doing development work to roll out to their branches

- Bank 4
  - Only 30 days to negotiate contract
  - 60-day pilot converted in 30 days
  - Deployed to 4,500 call center personnel
  - Integration with bank branches underway
  - 2 of their largest retailers, one in pilot and the other in development

Change Results - Banks

- Bank 5
  - On-line bank for mobile enrollment
  - First joint sale with one of our facial recognition partners
    - Authenticate the license, facial recognition comparison to photo
  - Proof of concept and reference client

- Banks are now calling us
  - A major on-line and a traditional brick-and-mortar Bank attended an Auriemma Roundtable
  - Told by other participants “call Intellicheck to stop your fraud”

Change Results - Implementations

- 2018 Implementations
  - 3 Retailers

- 2019 YTD Implementations
  - 3 new Banks
  - 1 Bank conversion to SaaS
  - 7 retailers
  - 1 visitor management system

- In queue through Q1 2020
  - 12 retailers
  - 3 bank branch systems
  - 1 auto dealer management system

Pipeline Market Size Opportunity for Bank 2

Revenue Assumptions by Size

Size	Store Count	Average Revenue/Year
Small	<500	$200,000
Medium	500 - 1500	$500,000
Large	> 1500	$900,000

Bank 2 Relevant Clients

Size	# of Retailers	Total Revenue
Small	28	$5,600,000
Medium	20	$10,000,000
Large	7	$6,300,000
		$21,900,000

ROI for Banks, Issuers and Retailers

- No new hardware required – works through the POS, mobile device, or online
- Frictionless – authentication takes less than 3 seconds
- Simple – pre-populates the application, less work for the customer and results in fewer data entry errors

Scan to Credit is less than 30 seconds for our average client, while reducing fraud over 99%.

Why Intellicheck?

- We are signing banks
- We have improved our pricing model
- We are on-boarding clients faster than ever

Because this is a new Intellicheck and the reset is working

Financial Overview

2019 Q2 Financial Highlights

SaaS Revenue Growth

- $1,121,000 in Q1 (+79% YoY)
- ~$3.5 MM 12-month trailing through Q2
- 86% Q2 gross margin

Balance Sheet *(as of June 30)*

- Cash: $3.1 MM
- Stockholder Equity: $11.5 MM
- Debt free

Positioned for Growth

- Consumer authentication - large markets without clear market leaders
- Identity theft reduction
- Age-Restricted product control

Q2 2019 Financial Summary

Description		Q2 2018 Actual		Q2 2019 Actual		$ Change 2019 vs 2018	% Change 2019 vs 2018	
Revenue	$	1,001,418	$	1,557,991	$	556,573	56%	
Operating Expenses	$	2,062,621	$	2,258,745	$	196,124	10%	{A}
EBITDA	$	(1,018,135)	$	(785,318)	$	232,817	23%	
Net Loss	$	(1,100,375)	$	(873,677)	$	226,698	21%	
Margin		91.8%		85.9%			(6)%	

Adjusted EBITDA Reconciliation

GAAP net loss to non-GAAP adjusted EBITDA:

	(Unaudited)			
	Three Months Ended June 30,		Six Months Ended June 30,	
	2019	2018	2019	2018
Net loss	$ (873,677)	$ (1,100,375)	$ (2,086,668)	$ (2,168,332)
Reconciling items:				
Interest and other income	(46,065)	(43,221)	(52,084)	(57,091)
Depreciation and amortization	61,382	61,468	123,492	120,618
Stock-based compensation expense	73,042	63,993	442,781	124,701
Adjusted EBITDA	$ (785,318)	$ (1,018,135)	$ (1,572,479)	$ (1,980,104)

We use Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adding back to net loss, interest and other income, income taxes, impairments of long-lived assets and goodwill, depreciation, amortization and stock-based compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as impairments of long-lived assets and goodwill, amortization, depreciation and stock-based compensation, as well as non-operating charges for interest and income taxes, investors can evaluate our operations and can compare the results on a more consistent basis to the results of other companies. In addition, Adjusted EBITDA is one of the primary measures management uses to monitor and evaluate financial and operating results.

We consider Adjusted EBITDA to be an important indicator of our operational strength and performance of our business and a useful measure of our historical operating trends. However, there are significant limitations to the use of Adjusted EBITDA since it excludes interest and other income and expense, impairments of long-lived assets and goodwill, stock-based compensation expense, all of which impact our profitability, as well as depreciation and amortization related to the use of long-term assets which benefit multiple periods. We believe that these limitations are compensated by providing Adjusted EBITDA only with GAAP net loss and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net loss presented in accordance with GAAP. Adjusted EBITDA as defined by us may not be comparable with similarly named measures provided by other entities.

Contact Information

Bryan Lewis
516.453.6647
blewis@intellicheck.com

Bill White
516.992.1985
bwhite@intellicheck.com

Gar Jackson
Global IR Group
949.873.2789
gar@globalirgroup.com